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                        VAN KAMPEN LIFE INVESTMENT TRUST
                           EMERGING GROWTH PORTFOLIO

                        SUPPLEMENT DATED OCTOBER 8, 1999
                                     TO THE
                        PROSPECTUS DATED APRIL 30, 1999

    At the shareholder meeting held on September 22, 1999 for the Emerging Growth Portfolio (the "Portfolio"), a series of Van Kampen Life Investment Trust, the shareholders approved changing the Portfolio's investment objective to read as follows:

    "The investment objective of the Portfolio is to seek capital appreciation."

    In addition, the Portfolio replaced its fundamental investment policy on investing in small- and medium-size companies with a non-fundamental investment policy that reads as follows:

    "Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises."

    References in the prospectus to the Portfolio's investment objective and the fundamental investment policy regarding investments in small- and medium-size companies are hereby deleted and replaced by the statements set forth above.